UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 5, 2013

A5 Laboratories Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-138927	20-5277531
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

2525 Robinhood Street, Suite 1100
Houston, Texas 77005
(Address of Principal Executive Offices)

(713) 465-1001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 5, 2013, A5 Laboratories Inc. (“the Company”) held a special meeting of shareholders. The following table presents the final voting results for the items that were presented for shareholder approval:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1
Approve the Amended and Restated Articles of Incorporation of A5 Laboratories Inc.	55,249,498 common 100,000,000 preferred	1,120,095 common	55,261 common	--

Proposal No. 2
Approve the Amended and Restated Bylaws of A5 Laboratories Inc.	55,236,873 common 100,000,000 preferred	1,111,080 common	77,261 common	--

In summary, the results of the votes were:

(i) The Amended and Restated Articles of Incorporation of A5 Laboratories Inc. were approved; and

(ii) The Amended and Restated Bylaws of A5 Laboratories Inc. were approved.

For additional information on these proposals, please see the Company’s Form 8-K filed with the Securities and Exchange Commission on August 30, 2013.

Item 9.01. Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Articles of Incorporation of A5 Laboratories Inc.

Exhibit 3.2	Amended and Restated Bylaws of A5 Laboratories Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A5 LABORATORIES INC.
(Registrant)

Dated: September 9, 2013	By:	/s/ Frank Neukomm
	Name:	Frank Neukomm
	Title:	Chairman Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Articles of Incorporation of A5 Laboratories Inc.

Exhibit 3.2	Amended and Restated Bylaws of A5 Laboratories Inc.